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PAYDENFUNDS

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2003

Effective May 22, 2003, the "Total Annual Fund Operating Expenses" for the Payden Short Bond Fund, as set forth on page 5 of the Prospectus dated January 31, 2003 (the "Prospectus"), were reduced from 0.50% to 0.44%, the current total Fund operating expense level. The change was due to the fact that Payden & Rygel, the Adviser to the Fund, ceased recovering previously deferred Adviser fees owed it by the Fund. In addition and also effective May 22, 2003, the "Net Annual Fund Operating Expenses" for the Payden Short Duration Tax Exempt Fund, as set forth on page 15 of the Prospectus, were reduced from 0.50% to 0.44%.

             The date of this Prospectus Supplement is May 22, 2003